SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 9, 2002

                                GPN NETWORK, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


             033-05384                                  13-3301899
      (Commission File Number)              (I.R.S. Employer Identification No.)


       1901 Avenue of the Stars, Ste. 1500, Los Angeles, California 90067
          (Address of Principal Executive Offices, Including Zip Code)


                                 (310) 286-2211
              (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other Items.
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Company Releases Former Officer from Liability Claims.

On July 9, 2002, GPN Network, Inc. (the "Company") resolved its dispute with its former Chief Operating Officer and Chief Technology Officer, Jeffrey Diamond. In October 2001, the Company initiated a lawsuit against Mr. Diamond and other former employees of GPN. After the initiation of the action, and prior to Mr. Diamond filing an Answer to the lawsuit, the Company was able to conduct further investigations through an informal discovery process, and engaged in meaningful discussions with Mr. Diamond's counsel. Based on those discussions, the Company's management has determined that it is no longer in the Company's best interest to pursue any claims against Mr. Diamond. The Company has fully released Mr. Diamond.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     GPN NETWORK, INC.




Date: July 16, 2002
                                     By  /s/ Todd Ficeto
                                         -------------------------------------
                                         Todd Ficeto
                                         President & Chief Executive Officer